EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Chief Executive Officer and Chief Financial Officer of Crocs, Inc., (the “Company”) hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

(1)               The Annual Report on Form 10-K/A of the Company for the year ended December 31, 2006 (“Form 10-K/A”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2)               The information contained in the Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of the Company for the period covered by this report.

Date: April 30, 2007	/S/ RONALD R. SNYDER
Ronald R. Snyder
President and Chief Executive Officer
(Principal Executive Officer)

/S/ PETER S. CASE
Peter S. Case
Chief Financial Officer, Senior Vice President—Finance and Treasurer
(Principal Financial and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to Crocs, Inc. and will be retained by Crocs, Inc. and furnished to the Securities and Exchange Commission or its staff on request.